UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

NATURALSHRIMP INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	000-54030	74-3262176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13601 Preston Rd., Suite E1092

Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Consulting Agreement.

On February 23, 2022, NaturalShrimp Incorporated (the “Company”) entered into a consulting agreement (the Consulting Agreement”) with Redhawk Investment Group, LLC (“Redhawk” or “Consultant”), a business consulting company that provides business advice, including advice on obtaining a listing on a national exchange such as the New York Exchange, NASDAQ or the CBOE (each, a “National Exchange”). The Consulting Agreement contemplates a working relationship with the Company to (i) make introductions to relevant service providers to facilitate a listing on a National Exchange and (ii) work with the Company, generally, and make itself available in assisting the Company in preparing reports, summaries, corporate profiles, suggested terms for recapitalization or restructuring of financial instruments, due diligence packages, corporate presentations and other materials to properly present the Company to individuals and entities that could be beneficial to the Company.

The Consulting Agreement commenced on February 23, 2024 and will extend for a period of eight (8) months unless sooner terminated as set forth in the Consulting Agreement. The Company has agreed to pay to Consultant a retainer fee of one hundred eighty thousand dollars ($180,000) or two hundred thousand dollars ($200,000) of the Company’s preferred shares, subject to certain limitations. A success fee is further payable calculated as the greater of (i) seven hundred twenty thousand dollars ($720.000) or restricted shares of the Company’s common stock priced at 80% of the closing price on the trading date immediately preceding the initial listing date on the National Exchange or (ii) a number of shares equal to five percent (5%) of the fully diluted common stock of the Company as of the listing date on a National Exchange.

A copy of the Consulting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the terms of the Consulting Agreement is qualified in its entirety by such document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit
10.1	Consulting Agreement with Redhawk Investment Group, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATURALSHRIMP INCORPORATED

Date: February 29, 2024	By:	/s/ Gerald Easterling
	Name:	Gerald Easterling
	Title:	Chief Executive Officer